SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of
     the Commission Only
     (as permitted by
     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        TOUCHSTONE VARIABLE SERIES TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                        TOUCHSTONE VARIABLE SERIES TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                  800.638.8194

March __, 2002

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Touchstone Variable Series Trust (the "Trust") on Thursday, April 25, 2002 at 11 a.m. Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held to consider the following: (1) authorizing the Trustees and Touchstone Advisors to select and change sub-advisors without shareholder approval, 2) approval of revisions to the Trust's Agreement and Declaration of Trust, 3) approval of a new sub-advisory agreement for the International Equity Fund between Touchstone Advisors, Inc. and Bank of Ireland Asset Management (U.S.) Limited, (4) approval of a new sub-advisory agreement for the Small Cap Value Fund between Touchstone Advisors, Inc. and Ark Asset Management Co., Inc., and (5) approval of multiple changes to the fundamental investment restrictions of the Trust. Please review the enclosed proxy statement for more information about the proposals.

The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interest of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matters discussed in this proxy statement.

Your vote is important, no matter how many shares you own. To assure your representation at the meeting, we must receive the enclosed authorization card with your voting instructions no later than April 22, 2002 in order to process your instructions prior to the Special Meeting of shareholders on April 25, 2002.

By mail: Complete, sign and mail the enclosed authorization card in the postage-paid envelope that has been provided. Please allow adequate time for mailing.

By fax: Complete and sign the enclosed authorization card and fax both sides to 513-362-8319.

If you attend the meeting, you may revoke your proxy and vote your shares in person.

If you have any questions or need any help with your voting instructions, please call Touchstone toll-free at 1. 800.638.8194.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds and Variable Annuities

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.*
* MEMBER NASD/ SIPC

March 18, 2002

Dear Financial Professional:

The attached letter, proxy statement and authorization card was mailed to Touchstone Variable Series Trust (the "Trust") shareholders on March 15, 2002. Clients are being asked to provide voting instructions on several proposals which will affect the Trust.

Shareholders are being asked (1) To authorize the Trustees and Touchstone Advisors, Inc. to select and change investment sub-advisors and enter into investment sub-advisory agreements without obtaining the approval of shareholders, (2) to make revisions to the Trust's Agreement and Declaration of Trust, (3) to approve a new sub-advisory agreement between Touchstone Advisors, Inc. and Bank of Ireland Asset Management (U.S.) Limited with respect to the International Equity Fund, (4) approval of a new sub-advisory agreement for the Small Cap Value Fund between Touchstone Advisors, Inc. and Ark Asset Management Co., Inc., and (5) to ratify multiple changes to the fundamental investment restrictions of the Trust. We must receive the client's authorization card by the close of business on April 22, 2002 in order to process the voting instructions prior to the April 25, 2002 meeting of shareholders.

Please read the attached letter and proxy statement to familiarize yourself with the proposals. The Board of Trustees has recommended a vote "FOR" all items. If you or your clients have any questions, please call Touchstone at 800.638.8194.

Thank you for doing business with Touchstone.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds and Variable Annuities

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.*

* MEMBER NASD/ SIPC

                        TOUCHSTONE VARIABLE SERIES TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                  800-638-8194

                            NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of Touchstone Variable Series Trust (the "Trust"), will be held on April 25, 2002 at 11:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held for the following purposes:

     1. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.

     2. To authorize the Board to adopt an Amended and Restated Declaration of Trust.

     3. To approve a new sub-advisory agreement for the International Equity Fund between Touchstone Advisors, Inc. and the Bank of Ireland Asset Management (U.S.) Limited.

     4. To approve a new sub-advisory agreement for the Small Cap Value Fund between Touchstone Advisors, Inc. and Ark Asset Management Co., Inc., and

     5a. To change the fundamental investment restrictions of the Fund with respect to borrowing money.

      b. To change the fundamental investment restrictions of the Fund with respect to underwriting securities.

      c. To change the fundamental investment restrictions of the Fund with respect to loans.

      d. To change the fundamental investment restrictions of the Fund with respect to real estate.

      e. To eliminate the fundamental investment restrictions of the Fund regarding oil, gas or mineral leases.

      f. To change the fundamental investment restrictions of the Fund with respect to commodities.

      g. To change the fundamental investment restrictions of the Fund with respect to concentration of investments.

      h. To change the fundamental investment restrictions of the Fund with respect to issuing senior securities.

      i. To eliminate the fundamental investment restrictions of the Fund regarding amounts invested in one issuer.

     6. To transact such other business as may properly come before the special meeting or any adjournments thereof.

     Shareholders of record at the close of business on February 25, 2002 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY APRIL 22, 2002.

     By order of the Board of Trustees of the Touchstone Variable Series Trust.


                                        Tina D. Hosking
                                        Secretary

Cincinnati, Ohio
March 15, 2002

                        TOUCHSTONE VARIABLE SERIES TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                  800-638-8194

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2002

     This Proxy Statement is furnished by Touchstone Variable Series Trust (the "Trust") to the shareholders of the (the "Funds") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on April 25, 2002 at 11:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Trust shareholders on or about March 15, 2002.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY THE FUND, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE FUND.

REPORTS TO SHAREHOLDERS

     Copies of the Trust's most recent Annual and Semiannual Reports have previously been mailed to shareholders. These reports may be obtained without charge by calling (800) 638-8194 or by writing to the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     The following table summarizes the proposals applicable to each class of shares of each Fund:

Proposal #   Proposal Description                            Applicable Fund(s)             Page
----------   --------------------                            ------------------             ----
     1       To vote on authorizing the Trustees and         All
             Touchstone Advisors, Inc. to select and
             change investment sub-advisors and enter
             into investment sub-advisory agreements
             without obtaining the approval of
             shareholders.

     2       To approve changes to the Agreement and         All
             Declaration of Trust.

                                        7

     3       To approve a new sub-advisory agreement         International Equity
             for the International Equity Fund between
             Touchstone Advisors, Inc. and the Bank of
             Ireland Asset Management (U.S.) Limited.

     4       To approval of a new sub-advisory               Small Cap Value
             agreement for the Small Cap Value Fund
             between Touchstone Advisors, Inc. and
             Ark Asset Management Co., Inc.

     5a      To change the fundamental investment            All except
             restrictions of the Trust with respect to       Emerging Growth, Equity,
             borrowing money.                                Growth/Value and Money Market

     5b      To change the fundamental investment            All except
             restrictions of the Trust with respect to       Emerging Growth, Equity,
             underwriting securities.                        Growth/Value and Money Market

     5c      To change the fundamental investment            All except
             restrictions of the Trust with respect to       Emerging Growth, Equity
             loans.                                          Growth/Value and Money Market

     5d      To change the fundamental investment            All except
             restrictions of the Fund with respect to        Emerging Growth, Equity,
             real estate.                                    Growth/Value and Money Market

     5e      To eliminate the fundamental investment         All except
             restrictions of the Trust regarding oil, gas    Emerging Growth, Equity,
             or mineral leases.                              Growth/Value and Money Market

     5f      To change the fundamental investment            All except
             restrictions of the Trust with respect to       Emerging Growth, Equity,
             commodities.                                    Growth/Value and Money Market

     5g      To change the fundamental investment            All except
             restrictions of the Trust with respect to       Emerging Growth, Equity,
             concentration of investments.                   Growth/Value and Money Market

                                        8

     5h      To change the fundamental investment            All except
             restrictions of the Trust with respect to       Emerging Growth, Equity,
             issuing senior securities.                      Growth/Value and Money Market

     5i      To eliminate the fundamental investment         All except Aggressive
             restrictions of the Trust regarding amounts     Growth and Growth/Value
             invested in one issuer.

     6       To transact such other business as may          All
             properly come before the special meeting
             or any adjournments thereof.

PROPOSAL 1 IS TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS OF THE TRUST.

                                 PROPOSAL NO. 1

              TO AUTHORIZE THE BOARD AND THE ADVISOR TO SELECT AND
          CHANGE INVESTMENT SUB-ADVISERS AND TO ENTER INTO INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS

     Proposal 1 is to be voted on by shareholders of each Fund voting separately. For the purposes of the following discussion of this Proposal 1, the Funds of the Trust will be referred to individually as a "Fund" and collectively as the "Funds," and Proposal 1 will be referred to as this "Proposal."

BACKGROUND

     Touchstone Advisors, Inc. (the "Advisor") currently employs sub-advisers, each a registered investment adviser, for each of the Funds. The current sub-advisers for the Funds are as follows:

FUND                                  SUB-ADVISER
Touchstone Emerging Growth Fund       TCW Investment Management Company
                                      Westfield Capital Management Company, Inc.
Touchstone Small Cap Value Fund       Todd Investment Advisors, Inc.*
Touchstone Growth/Value Fund          Mastrapasqua & Associates, Inc.
Touchstone Equity Fund                Fort Washington Investment Advisors, Inc.*
Touchstone Enhanced 30 Fund           Todd Investment Advisors, Inc.*
Touchstone Value Plus Fund            Fort Washington Investment Advisors, Inc.*
Touchstone Growth & Income Fund       Zurich Scudder Investments, Inc.
Touchstone Balanced Fund              OpCap Advisors
Touchstone High Yield Fund            Fort Washington Investment Advisors, Inc.*
Touchstone Bond Fund                  Fort Washington Investment Advisors, Inc.*
Touchstone Standby Income Fund        Fort Washington Investment Advisors, Inc.*
Touchstone Money Market Fund          Fort Washington Investment Advisors, Inc.*

*Fort Washington Investment Advisors, Inc. and Todd Investment Advisors, Inc. are affiliates of the Advisor.

     Sub-advisers perform the daily management of the assets of the Funds. The Advisor monitors and supervises the activities of the sub-advisers, and may terminate the services of any sub-adviser at any time, subject to the notice periods set forth in the applicable sub-advisory agreement. However, entering into a new sub-advisory agreement or amending an existing sub-advisory agreement with a sub-adviser currently requires approval of the applicable Fund's shareholders.

     The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement applies to the appointment of a new or replacement sub-adviser to any Fund and generally to the amendment of agreements with existing sub-advisers. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement investment advisers or sub-advisers for an interim period without shareholder approval if their contracts have been approved by the board of the investment company.) The Securities and Exchange Commission (the "Commission") has previously granted exemptions to investment companies, such as the Trust, from the requirement for a shareholder vote provided that certain conditions are satisfied.

     The Trust and the Advisor currently are seeking similar exemptive relief from the Commission. If the Trust and the Advisor obtain this exemptive relief and this Proposal 1 is approved, the Board and the Advisor will be able, without further shareholder approval, to enter into new and amended sub-advisory agreements with sub-advisers, other than sub-advisers who are affiliates of either the Trust or the Advisor, other than by reason of serving as a sub-adviser to one or more Funds (an "Affiliated Sub-Adviser"). The Board will not, however, be able to (a) replace the Advisor as investment manager or (b)
enter into a new or amended sub-advisory agreement with an Affiliated Sub-Adviser, without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. Although the Trust applied for this exemptive relief in January 2002, the Trust has not yet received this exemptive relief from the Commission, and there is no assurance that the Trust will receive such relief.

REASONS FOR THIS PROPOSAL

     This Proposal is intended to facilitate the efficient supervision and management of the Funds by the Advisor and the Board and to give the Advisor flexibility in managing the Funds in the future. The Advisor continuously monitors the performance of the sub-advisers and may, from time to time, recommend that the Board replace one or more sub-advisers or appoint additional sub-advisers, depending on the Advisor's assessment of which sub-advisers it believes will optimize each Fund's chances of achieving its investment objective. Under the 1940 Act, the Advisor currently is required to obtain shareholder approval to add or replace a sub-adviser. In most cases, the Advisor must also obtain shareholder approval to amend an existing sub-advisory agreement. Obtaining shareholder approval requires a Fund to hold a meeting of its shareholders, which entails substantial costs, including costs related to preparing, printing and distributing proxy materials. If the Funds obtain exemptive relief from the Commission and shareholders approve this Proposal, the Board, subject to certain exceptions, will no longer be required to call a Fund shareholder meeting each time a new sub-adviser is proposed or a material amendment to a sub-advisory agreement is proposed.

     Even in the absence of a shareholder approval requirement, any proposal to add or replace sub-advisers will receive careful review. First, the Advisor will assess a Fund's needs and, if the Advisor believes additional or replacement sub-advisers might benefit the Fund, will search for available investment sub-advisers. Second, any recommendations made by the Advisor will have to be approved by a majority of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Trust, the Advisor or the proposed sub-advisor. In selecting any new or replacement sub-advisers, the Board is required to determine that a sub-advisory agreement is reasonable, fair and in the best interests of a fund and its shareholders. The Board will consider the factors it deems relevant in approving sub-advisory agreements, including the nature, quality and scope of the services to be provided. The Board will also review relevant information about the sub-adviser's ability to provide its services to a Fund, such as the sub-adviser's investment performance record, personnel, operations, financial condition or any factors that might affect the sub-adviser's overall performance as an investment adviser. Finally, any further appointments of additional or replacement sub-advisers will have to comply with any conditions contained in the Commission's exemptive order, if such order is granted.

     The Advisor expects that the conditions in the Commission's exemptive order, if such an order is granted, will include the following:

     o The Funds will disclose in their prospectus the details of this structure whereby the Board and the Advisor may select and change investment sub-advisers and enter into investment sub-advisory agreements or amend existing investment sub-advisory agreements without obtaining the approval of shareholders.

     o The Funds will continue to seek shareholder approval if a sub-advisory agreement with an Affiliated Sub-Adviser is involved.

     o Within 90 days of hiring any new sub-adviser (other than an Affiliated Sub-Adviser), the Advisor will furnish the shareholders of the affected Funds with detailed information about the sub-adviser.

     o    In most cases,  the Advisor  also will  furnish  the  shareholders  of
          affected   Funds  with  detailed   information   about  changes  in  a
          sub-advisory agreement.

     The Board believes that the proposed arrangement to select and change investment sub-advisers and enter into investment sub-advisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each Fund.

VOTE REQUIRED AND RECOMMENDATION

     The shareholders of each Fund will vote separately on this Proposal. With respect to a Fund, approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. If this Proposal is not approved by shareholders of a Fund, the Board will be required to seek shareholder approval for each new or amended sub-advisory agreement with respect to that Fund.

     The Board of Trustees unanimously recommends that the shareholders vote "FOR" the proposal to authorize the Board and the Advisor to select and change investment sub-advisers and enter into investment sub-advisory agreements or, generally, to amend existing investment sub-advisory agreements without obtaining the approval of shareholders.

     PROPOSAL 2 IS TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS OF THE TRUST.

                                 PROPOSAL NO. 2

                      TO AUTHORIZE THE TRUSTEES TO ADOPT AN
                   AMENDED AND RESTATED DECLARATION OF TRUST.

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act of 1940. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each Fund is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

At the Meeting, you will be asked to authorize the Trustees to adopt the Amended and Restated Declaration of Trust appearing as Appendix ( ) to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you authorize the Trustees to adopt it.

The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Although the Restated Declaration reduces or removes certain shareholder voting and other rights as more fully discussed below, adoption of the Restated Declaration will not remove any of the protections of federal law or alter the

Trustees'  existing  fiduciary  obligations  to act  with  due  care  and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix ( ). The attached Restated Declaration has been marked to show changes from the Existing Declaration.

                               SIGNIFICANT CHANGES

1. DOLLAR - WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each fund is entitled to one vote for each dollar of net asset value of the fund represented by the shareholder's shares of the fund, on each matter on which that shareholder is entitled to vote. This means that shareholders  with  larger  economic  investments  will  have  more  votes  than shareholders with smaller economic investments. The Existing Declaration provides that each share of each fund is entitled to one vote on each matter on which shares of that fund are entitled to vote. The Funds are proposing the change to dollar-weighted voting in order to equalize the voting power of the shareholders of the various funds in the trust.

Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because each fund, as a series of a trust, typically has a different share price than other funds that are also series of the trust, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares. For example, if a fund is as a money market fund with shares selling for $1.00 per share, a $1,000 investment will purchase 1,000 shares of that fund. If another fund in the trust has shares that are selling for $10.00 per share, that same $1,000 investment will purchase only 100 shares of that fund. The Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when the shareholders of the trust vote together as a single class, a shareholder of the money market fund has ten times the vote of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The change would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share, such as a money market investor, from having disproportionately large voting powers.

2. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote only on an amendment affecting their voting powers, on an amendment affecting the amendment provisions of the Restated Declaration, on an amendment required by law or by a fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies. Where a shareholder vote is required for an amendment, the Restated Declaration provides that approval requires a vote of the majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Trust as a whole, or of the shareholders affected. Therefore, if a proposed amendment would affect only a particular fund or class of a fund, only shareholders of that fund or class of a fund would be required to vote on the amendment. The Existing Declaration requires a vote of a majority of the outstanding voting securities of each fund to approve an amendment submitted for shareholder approval.

3. REDEMPTION. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to involuntarily redeem shares, but only in more limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the
Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund (for example, in the case of a market timer).

The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

4. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to change a fund's form of organization, reorganize any fund or class or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate any fund or class or the Trust as a whole as a newly created entity. The Existing Declaration requires shareholder approval for this type of reorganization. Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit the Trust or a fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize the Trust or any of its funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and its funds operate under the most appropriate form of organization. The Restated Declaration requires that shareholders receive written notification of any reorganization transaction. The Restated Declaration does not permit the Trust or any fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. However, it would permit a reorganization with a newly created entity.

5. INVESTMENT IN OTHER INVESTMENT COMPANIES.

The Existing Declaration permits each Fund to invest its assets in a single investment company with similar objectives and policies, called a master/feeder structure. The Restated Declaration permits the Funds to implement a fund-of-funds structure, in which a fund is able to invest all or a portion of its assets in more than one investment company. Both the master/feeder and fund-of-funds structures attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity. Although the Trustees have no intention of changing the structure of the Funds at this time, the Restated Declaration would give the Trustees the flexibility to implement a master/feeder or fund-of-funds structure for a Fund in the event that they were to determine that such a structure was in the best interests of Fund shareholders.

OTHER CHANGES

Other changes to the Existing Declaration include:

1. The Restated Declaration permits a fund to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.

2. The Restated Declaration clarifies that the principal office of the Trust and the resident agent for the Trust may be changed by the Trustees without shareholder approval.

3. The Restated Declaration removes provisions relating to the election of Trustees that simply mirror current requirements under applicable laws. The Restated Declaration also reduces the required number of Trustees from three to two and removes the limit on the maximum number of Trustees.

4. The Restated Declaration removes many of the provisions relating to the contracts that the Trust may enter into with its service providers, as the 1940 Act already governs many of these contracts, and specifically permits subcontractual arrangements with respect to such services with the consent of the Trustees. The Restated Declaration also removes certain provisions relating to contracts between the Trust and certain affiliated parties and relating to certain affiliated transactions with the Trust and with respect to its shares, because these concerns are already addressed by applicable laws, including laws relating to the exercise of fiduciary duties by Trustees.

5. The Restated Declaration provides that actions taken by the Trustees and officers in good faith are binding on all concerned.

6. The Restated Declaration permits the Trust to issue shares either with or without par value.

7. The Restated Declaration permits the Trustees, without shareholder approval, to terminate the Trust, to designate or redesignate series, such as a Fund, to classify and reclassify classes and to make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declaration permits the Trustees to terminate the Trust or a fund without shareholder approval, but requires shareholder approval to sell or transfer all of the assets of the Trust or a fund in connection with the termination of the Trust or a fund.

8. The Restated Declaration provides that the Trust is authorized to disclose share holdings when so required by law.

9. The Restated Declaration provides that shareholders of all funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class. The Restated Declaration also clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the by-laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and states that a plurality shall elect a Trustee. Finally, the Restated Declaration provides that broker non-votes and abstentions shall not be counted as having voted on a matter.

10. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

11. The Restated Declaration explicitly permits mergers, reorganizations and similar transactions to be effected through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

12. The Restated Declaration permits the Trust or a fund or class to merge with or sell its assets to another operating entity by approval of a vote of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Trust, fund or class, as applicable. The Existing Declaration requires approval of such a transaction by two-thirds of the outstanding shares of the Trust or the fund or class in question unless the transaction is recommended by the Trustees, in which case the lesser vote described above is sufficient authorization.

13. The Restated Declaration extends the provisions relating to sale of assets and reorganizations to classes of shares.

14. The Restated Declaration extends certain protections currently granted to the Trustees, such as the ability to rely in good faith on expert advice, to officers of the Trust as well, and provides that officers, like the Trustees, are not obligated to give any bond or other security for the performance of their duties. The Restated Declaration also adds certain definitions to the provisions relating to indemnification of the Trust's Trustees and officers.

15. The Restated Declaration provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this change may be to discourage suits brought against the Funds by shareholders.

16. The Restated Declaration permits a pro rata reduction in the number of shares outstanding of any fund that holds itself out as a money market fund or a stable value fund in order to maintain the net asset value per share at a constant dollar amount.

17. The Restated Declaration extends the provisions relating to limitation of liability to former shareholders and states that the Trust shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Trust and will satisfy any judgment thereon from the assets of the Trust.

18. The Restated Declaration clarifies that share certificates, if any, may be retired by the Trustees at any time.

19. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the funds' affairs.

20. The Restated Declaration simplifies the provisions regarding the types of investments that may be made by Trustees and also simplifies the provisions regarding transfers of shares and states that shares shall be transferred in accordance with policies established by or at the direction of the Trustees.

                                  REQUIRED VOTE

For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required to authorize the Trustees to adopt the Restated Declaration. If the Restated Declaration is not approved by each Fund, the Existing Declaration will remain in effect.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.

     PROPOSAL 3 IS TO BE VOTED ON BY SHAREHOLDERS OF THE INTERNATIONAL EQUITY FUND ONLY.

                                 PROPOSAL NO. 3

      TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR INTERNATIONAL EQUITY FUND

     Shareholders of the International Equity Fund are being asked to approve a new sub-advisory agreement between the Advisor and Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland"), pursuant to which Bank of Ireland would act as the new investment sub-advisor to the International Equity Fund. Only shareholders of the International Equity Fund will vote on this Proposal 3. For the purposes of the following discussion about this Proposal 3, International Equity Fund will be referred to as the "Fund" and Proposal 3 will be referred to as this "Proposal."

     All information contained in this Proxy Statement and the accompanying materials about Bank of Ireland and its affiliates has been provided by Bank of Ireland.

INTRODUCTION

     Credit Suisse Asset Management LLC ("Credit Suisse") currently serves as the sub-advisor to the Fund and manages the Fund's assets pursuant to a sub-advisory agreement between the Advisor (on behalf of the Fund) and Credit Suisse dated as of May 1, 2000 (the "Current Agreement"). The Current Agreement was approved by the initial shareholder of the Fund on ________ in connection with a reorganization by which the Fund became a series of the Trust.

     Under the investment advisory agreement between the Trust and the Advisor, the Advisor may select, subject to review and approval of the Board and the Fund's shareholders, a sub-advisor or sub-advisors to manage the assets of the Fund. The Advisor, seeking to improve the investment performance of the Fund, has determined that it is in the best interests of the Fund and its shareholders to terminate the Current Agreement with Credit Suisse, such termination to become effective May 1, 2002. The Advisor has selected Bank of Ireland as the new sub-advisor to manage the assets of the Fund, and the Board has approved a sub-advisory agreement with Bank of Ireland (the "New Agreement"), subject to approval by the shareholders, to become effective on May 1, 2002.

THE CURRENT AGREEMENT AND THE NEW AGREEMENT

     The terms of the New Agreement are substantially similar, in all material respects, to the terms of the Current Agreement, except as noted below. A form of the New Agreement is attached to this Proxy Statement as Exhibit B. The following summary of the terms of the New Agreement is qualified in its entirety by the text of the New Agreement.

     SUB-ADVISORY FEES. Under the Current Agreement, Credit Suisse is entitled to receive from the Advisor a monthly fee equal on an annual basis to 0.85% of the first $30 million of the average daily net assets of the Fund, 0.80% of such assets from $30 million to $50 million, 0.70% of such assets from $50 million to $70 million, and 0.60% of such assets in excess of $70 million. For the fiscal year ended December 31, 2001, Credit Suisse received sub-advisory fees of $________ from the Advisor.

     The New Agreement provides that Bank of Ireland will be entitled to receive from the Advisor a monthly fee equal on an annual basis to 0.45% of the first $50 million of the average daily net Fund Assets, 0.40% of the next $50 million of the average daily net Fund Assets, 0.30% on the next $500 million, 0.28% on the next $200 million and 0.27% over $800 million of the average daily net Fund Assets. The change in the rate of the sub-advisory fee will not affect the Fund's expenses because the Advisor, not the Fund, pays the sub-advisor for its services.

     OBLIGATIONS OF THE SUB-ADVISOR. The New Agreement provides that Bank of Ireland as sub-advisor, in return for its fee, will manage the investment and reinvestment of the Fund's assets, subject to and in accordance with the investment objective, policies and restrictions of the Fund and any written or oral directions that the Advisor or the Board may give from time to time with respect to the Fund. Accordingly, Bank of Ireland will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities. Bank of Ireland will also, in the name of the Fund, place orders for the execution of portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statement. In connection with the placement of such orders, Bank of Ireland will create and maintain all necessary brokerage records of the Fund. In addition, Bank of Ireland will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities. Bank of Ireland will render regular reports to the Board and to the Advisor. Bank of Ireland will also provide support to the Advisor with respect to the marketing of the Fund.

     The New Agreement provides that Bank of Ireland will effect all purchases and sales of securities in a manner consistent with best execution, taking into account net price (including commissions) and execution capability and other services that the broker may provide. Bank of Ireland may effect transactions that cause the Fund to pay a commission in excess of a commission that another broker would have charged; provided, however, that Bank of Ireland must first determine that such commission is reasonable in relation to the value of the brokerage, research and performance measurement services provided by the broker. Bank of Ireland will present a written report to the Board, at least quarterly, indicating total brokerage expenses, as well as the services obtained in consideration for such expenses.

     Under the New Agreement, Bank of Ireland will bear its expenses of providing services to the Fund, except for those expenses undertaken by the Advisor or the Trust.

     LIMITATION OF LIABILITY. The New Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New Agreement on the part of Bank of Ireland, Bank of Ireland will not be liable to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     TERM AND TERMINATION. If approved by the shareholders, the New Agreement will continue until December 31, 2003; and, unless earlier terminated, it will continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or by vote of a majority of the Board, and (ii) by the vote of a majority of the Trustees who are not parties to the New Agreement or interested persons of either the Advisor or Bank of Ireland, cast in person at a meeting called for the purpose of voting on such approval.

     The New Agreement provides that it may be terminated at any time without penalty (i) by the Advisor, by the Board or by a vote of the "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, upon not less than 60 days' prior written notice to Bank of Ireland; or (ii) by Bank of Ireland upon not less than 60 days' prior written notice to the Advisor and the Trust. As required by the 1940 Act, the New Agreement will also terminate automatically in the event of its assignment.

INFORMATION ABOUT BANK OF IRELAND

     Bank of Ireland is a company organized under the laws of the Republic of Ireland. The address of Bank of Ireland is Bank of Ireland Asset Management (U.S.) Limited, Presidents Plaza, 8600 West Bryn Mawr Avenue, Suite 530 North, Chicago, Illinois 60631.

--------------------------------------------------------------------------------
PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF BANK OF IRELAND
--------------------------------------------------------------------------------

Name                             Positions and Offices with      Other Principal
Position(s) Held                 Bank of Ireland

Denis Curran                     Director & President            None

Rosemary Catherine Mahon         Director & Senior               None
                                 Vice President

Sean Anthony O'Dwyer             Finance & Compliance            None
                                 Officer & Company
                                 Secretary

William Raymond Cotter           Director & Chief                None
                                 Executive Officer

Michael Christopher Reilly       Director & Chief                None
                                 Investment Officer

Michael Joseph McCarthy          Director                        None

Leila Marie Long                 Director & Senior               None
                                 Vice President

Stephen Thomas Holland           Director & Senior               None
                                 Vice President

     Bank of Ireland is 100% owned by BIAM HOLDINGS, a corporation that is owned by The Governor and Company of the Bank of Ireland.

     As of February 12, 2002, no director or officer of the Fund was an officer, employee, director, general partner or shareholder of Bank of Ireland.

INFORMATION REGARDING OTHER FUNDS ADVISED BY BANK OF IRELAND WITH A SIMILAR INVESTMENT OBJECTIVE

     Bank of Ireland is the advisor of certain regulated investment companies, and acts as sub-advisor to other regulated investment companies operating under the overall supervision of the boards of directors or trustees of such companies, pursuant to investment advisory or sub-advisory contracts, the terms of which have been adopted and reviewed in accordance with Section 15 of the 1940 Act. Bank of Ireland is the investment advisor for the following funds, which are managed with the same investment strategy as Bank of Ireland will use for the Touchstone International Equity Fund. There are no other registered investment companies run by Bank of Ireland in that strategy. The following table contains information about these funds. Information is shown as of the end of each investment company's last fiscal year.

     Fund Name                               Value               Fee Scale
     ---------                               -----               ---------
o    Berger                                  $205 million        0.45% on first $50 million;
o    Berger IPT                              $5 million          0.40% next $50 million; and
o    Allmerica Select International          $428 million        0.30% over $100 million
      Equity Fund
o    Citistreet                              $114 million

o    RSI Retirement Trust                    $47 million         0.75% on first $20 million;
                                                                 0.50% on next $30 million; and
                                                                 0.35% on next $100 million

o    Cigna Foreign Bond Fund                 $9 million          0.50% on first $375 million;
o    Cigna International Blend/              $564 million        0.45% on next $225 million; and
       Bank of Ireland Fund                                      0.40% on excess

o    AXA Premier Funds Trust                 $2 million          0.45% on first $50 million;
o    AXA Premier VIP Trust                   $2 million          0.40% on next $50 million;
o    Prudential International Value Fund     $405 million        0.30% on next $500 million;
                                                                 0.28% on next $200 million; and
                                                                 0.27% over $800 million

10% OWNERSHIP INFORMATION FOR BANK OF IRELAND

     Bank of Ireland is 100% owned by BIAM Holdings, a corporation which is owned by The Governor and Company of the Bank of Ireland.

     As of February 12, 2002, no director or officer of the Fund was an officer, employee, director, general partner or shareholder of Bank of Ireland.

     All information contained in this Proxy Statement and the accompanying materials about Bank of Ireland and its affiliates has been provided by Bank of Ireland.

EVALUATION BY THE BOARD OF TRUSTEES

     At a Board meeting held on February 21, 2002, the Board, including the Independent Trustees, unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders. (For purposes of this approval, an Independent Trustee is a Trustee who is not a party to the New Agreement and who is not an "interested person" (as defined in the 1940 Act) of the Trust, the Advisor, Credit Suisse or Bank of Ireland.)

     In connection with the Board meeting, the Board received materials relating to the New Agreement and Bank of Ireland, including: (1) a copy of the New Agreement, (2) information about advisory and sub-advisory fees and expense ratios of relevant categories of funds and sub-accounts of insurance company separate accounts, (3) information about the principal investment strategies that Bank of Ireland proposes to employ in managing the Fund's assets, and (4) copies of Bank of Ireland's Form ADV, including an extract from the financial statements of Bank of Ireland for the year ended 31 March 2001, and its Code of Conduct.

     At the Board meeting, management of the Advisor provided an extensive review of the process that it employed in selecting Bank of Ireland as the Fund's new sub-advisor and discussed the investment performance of Bank of Ireland and appropriate benchmarks and peer groups, its investment approach, its experience as a sub-advisor, and the credentials of its portfolio management team. Management of the Advisor also reviewed information about the organizational structure of Bank of Ireland and its compliance infrastructure and responded to questions from the Board about the Advisor's selection process and its assessment of the level of service that Bank of Ireland would provide to the Fund. In addition, counsel to the Independent Trustees provided them with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Fund and met separately with the Independent Trustees before the Board meeting.

     In determining whether or not it was appropriate to approve the New Agreement and to recommend its approval to the shareholders, the Board, including the Independent Trustees, considered, among other things: (1) the nature, quality and extent of the services to be provided by Bank of Ireland,
(2) Bank of Ireland's experience and investment record and its investment philosophy and process, (3) the general qualifications of the various officers and portfolio managers of Bank of Ireland and (4) the terms of the New Agreement including the proposed fee structure. After consideration of the above factors and such other factors and information it considered relevant, the Board concluded that the terms of the New Agreement were fair and reasonable and approval of the New Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the New Agreement.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of this Proposal by the Fund shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

     The Board believes that the terms of the New Agreement are fair to, and in the best interests of, the Fund and its shareholders and recommends that the shareholders approve the New Agreement.

                                 PROPOSAL NO. 4

        TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR SMALL CAP VALUE FUND

     Shareholders of the Small Cap Fund are being asked to approve a new sub-advisory agreement between the Advisor and Ark Asset Management Co., Inc. ("Ark"), pursuant to which Ark would act as the new investment sub-advisor to the Small Cap Fund. Only shareholders of the Small Cap Fund will vote on this Proposal 4. For the purposes of the following discussion describing this Proposal 4, Small Cap Fund will be referred to as the "Fund" and Proposal 4 will be referred to as this "Proposal."

     All information contained in this Proxy Statement and the accompanying materials about Ark and its affiliates has been provided by Ark.

INTRODUCTION

     Todd Investment Advisors, Inc. ("Todd") currently serves as the sub-advisor to the Fund and manages the Fund's assets pursuant to a sub-advisory agreement between the Advisor (on behalf of the Fund) and Todd dated as of May 1, 2000 (the "Current Agreement"). The Current Agreement was approved by the initial shareholder of the Fund on ________.

     Under the investment advisory agreement between the Trust and the Advisor, the Advisor may select, subject to review and approval of the Board and the Fund's shareholders, a sub-advisor or sub-advisors to manage the assets of the Fund. The Advisor, seeking to ensure the value orientation of the Fund, has determined that it is in the best interests of the Fund and its shareholders to terminate the Current Agreement with Todd, such termination to become effective May 1, 2002. The Advisor has selected Ark as the new sub-advisor to manage the assets of the Fund and the Board has approved a sub-advisory agreement with Ark (the "New Agreement"), subject to approval by the shareholders, to become effective on May 1, 2002.

THE CURRENT AGREEMENT AND THE NEW AGREEMENT

     The terms of the New Agreement are substantially similar, in all material respects, to the terms of the Current Agreement, except as noted below. A form of the New Agreement is attached to this Proxy Statement as Exhibit C. The following summary of the terms of the New Agreement is qualified in its entirety by reference to Exhibit C.

     SUB-ADVISORY FEES. Under the Current Agreement, Todd is entitled to receive from the Advisor a monthly fee equal on an annual basis to 0.50% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2001, Todd received sub-advisory fees of $________ from the Advisor.

     The New Agreement provides that Ark will be entitled to receive from the Advisor a monthly fee equal on an annual basis to 0.75% of average daily net assets of the Fund up to $50 million and 0.60% of such assets in excess of $50 million. The change in the rate of the sub-advisory fee will not increase the Fund's expenses because the Advisor, not the Fund, pays the sub-advisor for its services.

     OBLIGATIONS OF THE SUB-ADVISOR. The New Agreement provides that Ark as sub-advisor, in return for its fee, will manage the investment and reinvestment of the Fund's assets, subject to and in accordance with the investment objective, policies and restrictions of the Fund and any written or oral directions that the Advisor or the Board may give from time to time with respect to the Fund. Accordingly, Ark will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities. Ark will also, in the name of the Fund, place orders for the execution of portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statement. In connection with the placement of such orders, Ark will create and maintain all necessary brokerage records of the Fund. In addition, Ark will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities. Ark will render regular reports to the Board and to the Advisor. Ark will also provide support to the Advisor with respect to the marketing of the Fund.

     The New Agreement provides that Ark will effect all purchases and sales of securities in a manner consistent with best execution, taking into account net price (including commissions) and execution capability and other services that the broker may provide. Ark may effect transactions that cause the Fund to pay a commission in excess of a commission that another broker would have charged, provided, however, that Ark must first determine that such commission is reasonable in relation to the value of the brokerage, research and performance measurement services provided by the broker. Ark will present a written report to the Board, at least quarterly, indicating total brokerage expenses, as well as the services obtained in consideration for such expenses.

     Under the New Agreement, Ark will bear its expenses of providing services to the Fund except for those expenses undertaken by the Advisor or the Trust.

     LIMITATION OF LIABILITY. The New Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New Agreement on the part of Ark, Ark will not be liable to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     TERM AND TERMINATION. If approved by the shareholders, the New Agreement will continue until December 31, 2003; and, unless earlier terminated, it will continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or by vote of a majority of the Board, and (ii) by the vote of a majority of the Trustees who are not parties to the New Agreement or interested persons of either the Advisor or Ark, cast in person at a meeting called for the purpose of voting on such approval.

     The New Agreement provides that it may be terminated at any time without penalty (i) by the Advisor, by the Board or by a vote of the "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, upon not less than 60 days' prior written notice to Ark; or (ii) by Ark upon not less than 60 days' prior written notice to the Advisor and the Trust. As required by the 1940 Act, the New Agreement will also terminate automatically in the event of its assignment.

INFORMATION ABOUT ARK

     Ark is a corporation organized under the laws of the State of New York. The address of Ark is 125 Broad Street, New York, New York 10004.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF ARK

--------------------------------------------------------------------------------
Name                       Positions and Offices with    Other Principal
                           Ark                           Position(s) Held

Henry Reynolds Breck       CEO, Chairman, Director       Director, ASA Limited,
                                                         Director Butler Capital

Ronald Charles Wiener      Vice Chairman, Director       None

Coleman Morton Brandt      Vice Chairman, Director       None

Jay Stephen Mermelstein    Director & Chief              None
                           Operating Office, CFO

Lauri Beth London          General Counsel,              None
                           Corporate Secretary

Clarence Charles Hetzel    Vice Chairman, Director       None
--------------------------------------------------------------------------------

     Ark is 100% owned by Ark Asset Holdings, Inc., a corporation that is 100% owned by its employees. Mr. Hetzel beneficially owns more than 25% but less than 50% of a class of a voting security of Ark Asset Holdings, Inc.

     As of February 12, 2002, no director or officer of the Fund was an officer, employee, director, general partner or shareholder of Ark.

INFORMATION  REGARDING  OTHER  ARK  ADVISED  FUNDS  WITH  A  SIMILAR  INVESTMENT
OBJECTIVE

     Ark is the advisor of certain registered investment companies, and acts as sub-advisor to other registered investment companies. Ark is the investment advisor for the Principal Partners Small Cap Value Fund ("Principal Partners"), which is managed pursuant to the same investment strategy as Ark will employ to manage the assets of the Fund. The following table contains information about Principal Partners. Information is shown as of the end of Principal Partners' last fiscal year.

--------------------------------------------------------------------------------
Fund                                      Value                        Fee Scale
Principal Partners
Small Cap Value Fund                      $55 million                    0.50%
--------------------------------------------------------------------------------

EVALUATION BY THE BOARD OF TRUSTEES

     At a Board meeting held on February 21, 2002, the Board, including the Independent Trustees, unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders. (For purposes of this approval, an Independent Trustee is a Trustee who is not a party to the New Agreement and who is not an "interested person" (as defined in the 1940 Act) of the Trust, the Advisor, Todd or Ark.)

     In connection with the Board meeting, the Board received materials relating to the New Agreement and Ark, including: (1) a copy of the New Agreement, (2) information about advisory and sub-advisory fees and expense ratios of relevant categories of sub-
accounts of insurance company separate accounts, and (3) copies of Ark's Form ADV and its Code of Ethics. At the Board meeting, management of the Advisor provided an extensive review of the process that it employed in selecting Ark as the Fund's new sub-advisor and discussed the investment performance of Ark and appropriate benchmarks and peer groups, its investment approach and the consistency of Ark's performance, and the credentials of its portfolio management team. Management of the Advisor also reviewed information about the organizational structure of Ark and its compliance infrastructure and responded to questions from the Board about the impact of engaging a new sub-advisor for the Fund. In addition, counsel to the Independent Trustees provided them with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Fund and met separately with the Independent Trustees before the Board meeting.

     In determining whether or not it was appropriate to approve the New Agreement and to recommend its approval to the shareholders, the Board, including the Independent Trustees, considered, among other things: (1) the nature, quality and extent of the services to be provided by Ark, (2) Ark's experience and investment record and its investment philosophy and process, (3) the general qualifications of the various officers and portfolio managers of Ark and (4) the terms of the New Agreement including the proposed fee structure. After consideration of the above factors and such other factors and information it considered relevant, the Board concluded that the terms of the New Agreement were fair and reasonable and approval of the New Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the New Agreement.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of this Proposal by the Fund shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

     The Board believes that the terms of the New Agreement are fair to, and in the best interests of, the Fund and its shareholders and recommends that the shareholders approve the New Agreement.

                                 PROPOSAL NO. 5

           CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

INTRODUCTION

     The 1940 Act requires investment companies like the Funds to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies as policies that may be changed only by a shareholder vote. Both types of policies are referred to as "fundamental" policies. Some of the Funds' fundamental investment restrictions were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect.

     After conducting an analysis of the Funds' fundamental investment restrictions, the Advisor has recommended to the Board that certain fundamental investment restrictions be amended or eliminated to promote the following goals:
(i) to clarify the language of the Funds' fundamental  investment  restrictions;
(ii) to simplify the Funds' fundamental investment restrictions by omitting any unnecessary discussion regarding non-fundamental exceptions, explanations or interpretations presently contained in the fundamental investment restrictions;
(iii) to eliminate any fundamental investment restrictions which are not required under state securities laws, the 1940 Act, or the positions of the staff of the SEC in interpreting the 1940 Act; and (iv) to conform the fundamental investment restrictions to restrictions which are expected to become standard for all funds managed by the Advisor.

     The Advisor believes the proposed amendments to or elimination of certain of the Funds' fundamental investment restrictions as set forth in Proposal 5 will give the Funds the flexibility to change their investment methods in the future without incurring the costs and delay associated with a shareholder vote, and enhance the Advisor or sub-advisors' ability to manage the Fund in changing regulatory or investment environments. In addition, the Advisor believes that standardization of fundamental investment restrictions will promote operational efficiencies and facilitate compliance monitoring.

     The Board has reviewed the Advisor's proposed amendments to or elimination of certain of the Funds' fundamental investment restrictions as set forth in Proposals 3-11 and believes they are in the best interests of the applicable Fund and its shareholders.

                                PROPOSAL NO. 5(a)

 CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY

     The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restrictions with respect to borrowing money state:

          [THE FUND] WILL NOT BORROW MONEY OR MORTGAGE OR HYPOTHECATE ASSETS OF THE FUND, EXCEPT THAT IN AN AMOUNT NOT TO EXCEED 1/3 OF THE CURRENT VALUE OF THE FUND'S NET ASSETS, IT MAY BORROW MONEY (INCLUDING THROUGH REVERSE REPURCHASE ARRANGEMENTS, FORWARD ROLL TRANSACTIONS INVOLVING MORTGAGE-BACKED SECURITIES OR OTHER INVESTMENT TECHNIQUES ENTERED INTO FOR THE PURPOSE OF LEVERAGE), AND EXCEPT THAT IT MAY PLEDGE, MORTGAGE OR HYPOTHECATE NOT MORE THAN 1/3 OF SUCH ASSETS TO SECURE SUCH BORROWINGS, PROVIDED THAT COLLATERAL ARRANGEMENTS WITH RESPECT TO OPTIONS AND FUTURES, INCLUDING DEPOSITS OF INITIAL DEPOSIT AND VARIATION MARGIN, ARE NOT CONSIDERED A PLEDGE OF ASSETS FOR PURPOSES OF THIS RESTRICTION AND EXCEPT THAT ASSETS MAY BE PLEDGED TO SECURE LETTERS OF CREDIT SOLELY FOR THE PURPOSE OF PARTICIPATING IN A CAPTIVE INSURANCE COMPANY SPONSORED BY THE INVESTMENT COMPANY INSTITUTE.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to borrowing money with the following amended fundamental investment restriction:

          THE FUND MAY NOT ENGAGE IN BORROWING EXCEPT AS PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940, ANY RULE, REGULATION OR ORDER UNDER THE ACT OR ANY SEC STAFF INTERPRETATION OF THE ACT.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. The 1940 Act generally permits each Fund to borrow money under the following circumstances:

     (1) The Fund may borrow an amount equal to or less than 33 1/3% of its total assets (including the amount borrowed) from banks.
     (2) The Fund may borrow an amount equal to or less than 5% of its total assets for temporary purposes from any person.

     As a matter of current operating policy, each Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, each Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage. Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed simplification of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

RECOMMENDATION AND REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 5(a) by a Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal No. 5(a).

     The Board recommends that shareholders of each Fund vote to approve the change of fundamental investment restriction in Proposal No. 5(a).

                                PROPOSAL NO. 5(b)

                  CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION
                    WITH RESPECT TO UNDERWRITING SECURITIES

     The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restriction with respect to underwriting securities states:

          [THE FUND] WILL NOT UNDERWRITE SECURITIES ISSUED BY OTHER PERSONS EXCEPT INSOFAR AS THE FUND MAY TECHNICALLY BE DEEMED AN UNDERWRITER UNDER THE 1933 ACT IN SELLING A PORTFOLIO SECURITY.

     The Board  recommends  that  shareholders  of each Fund vote to replace the
Fund's   fundamental   investment   restriction  with  respect  to  underwriting
securities with the following amended fundamental investment restriction:

          THE FUND MAY NOT UNDERWRITE SECURITIES ISSUED BY OTHER PERSONS, EXCEPT TO THE EXTENT THAT, IN CONNECTION WITH THE SALE OR DISPOSITION OF PORTFOLIO SECURITIES, THE FUND MAY BE DEEMED TO BE AN UNDERWRITER UNDER CERTAIN FEDERAL SECURITIES LAWS OR IN CONNECTION WITH INVESTMENTS IN OTHER INVESTMENT COMPANIES.

     The primary purpose of the proposal is to clarify that each Fund is permitted to invest in other investment companies even if, as a result of the investment, the Fund is considered an underwriter under federal securities laws. The proposal also expands the stated exception to each Fund's fundamental investment restriction to include being deemed an underwriter under federal securities laws in addition to the 1933 Act. The amended fundamental restriction will permit each Fund to employ a master/feeder or fund of funds investment structure as permitted by applicable law. The Advisor believes that the proposed clarification will enable each Fund to respond to changes in federal securities law or regulatory interpretation thereof without incurring the costs and delay associated with a shareholder vote.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 5(c)

       CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LOANS

     The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restriction with respect to loans state:

          [THE FUND] WILL NOT MAKE LOANS TO OTHER PERSONS EXCEPT: (A) THROUGH THE LENDING OF THE FUND'S PORTFOLIO SECURITIES AND PROVIDED THAT ANY

          SUCH LOANS DO NOT EXCEED 30% OF THE FUND'S TOTAL ASSETS (TAKEN AT MARKET VALUE); (B) THROUGH THE USE OF REPURCHASE AGREEMENTS OR THE PURCHASE OF SHORT-TERM OBLIGATIONS; OR (C) BY PURCHASING A PORTION OF AN ISSUE OF DEBT SECURITIES OF TYPES DISTRIBUTED PUBLICLY OR PRIVATELY.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to loans with the following amended fundamental investment restriction:

          THE FUND MAY NOT MAKE LOANS TO OTHER PERSONS  EXCEPT THAT THE FUND MAY
          (1) ENGAGE IN REPURCHASE  AGREEMENTS,  (2) LEND PORTFOLIO  SECURITIES,
          (3) PURCHASE DEBT SECURITIES, (4) PURCHASE COMMERCIAL PAPER, AND (5) ENTER INTO ANY OTHER LENDING ARRANGEMENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940, ANY RULE, REGULATION OR ORDER UNDER THE ACT OR ANY SEC STAFF INTERPRETATION OF THE ACT.

     The primary purpose of the proposal is to expand the stated exceptions to each Fund's fundamental investment restriction to include lending arrangements permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act. The Advisor believes that the proposed amendment of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed amendment of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 5(d)

    CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO REAL ESTATE

     The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restriction with respect to real estate state:

          [THE FUND] WILL NOT PURCHASE OR SELL REAL ESTATE (INCLUDING LIMITED PARTNERSHIP INTERESTS BUT EXCLUDING SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN), IN THE ORDINARY COURSE OF BUSINESS (EXCEPT THAT THE FUND MAY HOLD AND SELL, FOR THE FUND'S PORTFOLIO, REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES).

     The Growth & Income Fund's current fundamental investment restriction with respect to real estate states:

          THE FUND MAY NOT (i) PURCHASE OR SELL REAL ESTATE (EXCEPT THAT (a) THE FUND MAY INVEST IN (i) SECURITIES OF ENTITIES THAT INVEST OR DEAL IN REAL ESTATE, MORTGAGES, OR INTERESTS THEREIN AND (ii) SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN AND (b) THE FUND MAY HOLD AND SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES).

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to real estate with the following amended fundamental investment restriction:

          THE FUND MAY NOT PURCHASE OR SELL REAL ESTATE EXCEPT THAT THE FUND MAY
          (1) HOLD AND SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, (2) PURCHASE OR SELL SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR INTERESTS IN REAL ESTATE, AND (3) PURCHASE OR SELL SECURITIES OF ENTITIES OR INVESTMENT VEHICLES, INCLUDING REAL ESTATE INVESTMENT TRUSTS, THAT INVEST, DEAL OR OTHERWISE ENGAGE IN TRANSACTIONS IN REAL ESTATE OR INTERESTS IN REAL ESTATE.

     The primary purpose of the proposal is to clarify the language describing the exceptions to each Fund's fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each

Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 5(e)

                ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION
                      REGARDING OIL, GAS OR MINERAL LEASES

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding oil, gas or mineral leases. The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restriction with respect to oil, gas or mineral leases state:

          THE FUND] WILL NOT PURCHASE OR SELL INTERESTS IN OIL, GAS OR MINERAL LEASES IN THE ORDINARY COURSE OF BUSINESS.

     The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws or the positions of the staff of the SEC in interpreting the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the proposed elimination of the fundamental investment restriction and believes it to be in the best interest of each Fund and its shareholders.

     The elimination of the fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 5(f)

               CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE
             INTERNATIONAL EQUITY FUND WITH RESPECT TO COMMODITIES

     The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restriction with respect to commodities state:

          [THE FUND] WILL NOT PURCHASE OR SELL COMMODITIES OR COMMODITY CONTRACTS (EXCEPT FUTURES AND OPTION CONTRACTS) IN THE ORDINARY COURSE OF BUSINESS.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to commodities with the following amended fundamental investment restriction:

          THE FUND MAY NOT PURCHASE OR SELL PHYSICAL COMMODITIES EXCEPT THAT THE FUND MAY (1) HOLD AND SELL PHYSICAL COMMODITIES ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, (2) PURCHASE OR SELL SECURITIES OR OTHER INSTRUMENTS BACKED BY PHYSICAL COMMODITIES, (3) PURCHASE OR SELL OPTIONS, AND (4) PURCHASE OR SELL FUTURES CONTRACTS.

     The primary purpose of the proposal is to clarify the language describing the exceptions to each Fund's fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 5(g)

                  CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION
                  WITH RESPECT TO CONCENTRATION OF INVESTMENTS

     The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restriction with respect to concentration of investments state:

          [THE FUND] WILL NOT CONCENTRATE ITS INVESTMENTS IN ANY PARTICULAR INDUSTRY (EXCLUDING U.S. GOVERNMENT SECURITIES), BUT IF IT IS DEEMED APPROPRIATE FOR THE ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE(S), UP TO 25% OF ITS TOTAL ASSETS MAY BE INVESTED IN ANY ONE INDUSTRY.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to concentration of investments with the following amended fundamental investment restriction:

          THE FUND MAY NOT PURCHASE THE SECURITIES OF AN ISSUER (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, ITS AGENCIES OR ITS INSTRUMENTALITIES) IF, AS A RESULT, MORE THAN 25% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF COMPANIES WHOSE PRINCIPAL BUSINESS ACTIVITIES ARE IN THE SAME INDUSTRY.

     The primary purpose of the proposal is to clarify the language describing the fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 5(h)

                  CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION
                   WITH RESPECT TO ISSUING SENIOR SECURITIES

     The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restriction with respect to issuing senior securities state:

          [THE FUND] WILL NOT ISSUE ANY SENIOR SECURITY (AS THAT TERM IS DEFINED IN THE 1940 ACT) IF SUCH ISSUANCE IS SPECIFICALLY PROHIBITED BY THE 1940 ACT OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, PROVIDED THAT COLLATERAL ARRANGEMENTS WITH RESPECT TO OPTIONS AND FUTURES, INCLUDING DEPOSITS OF INITIAL DEPOSIT AND VARIATION MARGIN, ARE NOT CONSIDERED TO BE THE ISSUANCE OF A SENIOR SECURITY FOR PURPOSES OF THIS RESTRICTION.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to issuing senior securities with the following amended fundamental investment restriction:

          THE FUND MAY NOT ISSUE SENIOR SECURITIES EXCEPT AS PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940, ANY RULE, REGULATION OR ORDER UNDER THE ACT OR ANY SEC STAFF INTERPRETATION OF THE ACT.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. As a matter of current operating policy the following activities will not be considered to be issuing senior securities for purposes of this restriction:

     (1) Collateral arrangements in connection with any type of option, future contract, forward contract, or swap.
     (2) Collateral arrangements in connection with initial and variation margin.
     (3) A pledge, mortgage or hypothecation of a Fund's assets to secure its borrowings.
     (4) A pledge of a Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed clarification of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 5(i)

                ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION
                    REGARDING AMOUNTS INVESTED IN ONE ISSUER

     The Board has approved, and recommends that shareholders of each Fund approve the elimination of each Fund's fundamental investment restriction regarding amounts invested in one issuer. The International Equity Fund, the Small Cap Value Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, the High Yield Fund, the Bond Fund and the Standby Income Fund's current fundamental investment restriction with respect to amounts invested in one issuer state:

          WITH RESPECT TO 75% OF ITS TOTAL ASSETS TAKEN AT MARKET VALUE, [THE FUND] WILL NOT INVEST IN ASSETS OTHER THAN CASH AND CASH ITEMS (INCLUDING RECEIVABLES), U.S. GOVERNMENT SECURITIES, SECURITIES OF OTHER INVESTMENT COMPANIES AND OTHER SECURITIES FOR PURPOSES OF THIS CALCULATION LIMITED IN RESPECT OF ANY ONE ISSUER TO AN AMOUNT NOT GREATER IN VALUE THAN 5% OF THE VALUE OF THE TOTAL ASSETS OF THE FUND AND TO NOT MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER.

     The diversification requirements set forth in this restriction are based on the diversification requirements for a "diversified company" under the 1940 Act. As a diversified investment company, each Fund must comply with these diversification requirements unless it changes its classification under the 1940 Act to a "non-diversified" management investment company. A Fund cannot change its classification under the 1940 Act without a shareholder vote. Therefore the foregoing investment restriction is redundant and unnecessary. In addition, elimination of this investment restriction at the present time would enable each Fund to take advantage of a future amendment to the 1940 Act or a new rule that liberalizes the diversification requirements without having to incur the expense and delay of obtaining shareholder approval of a similar change to the Fund's investment restriction with respect to diversification. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the proposed elimination of the fundamental investment restriction and believes it to be in the best interest of each Fund and its shareholders.

     The elimination of the fundamental restriction will become effective on the later of May 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

RECOMMENDATION AND REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 5 by a Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal No. 5.

     The Board recommends that shareholders vote to approve the change of fundamental investment restriction in Proposal No. 5.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     GENERAL INFORMATION. As of February 25, 2002 there were ____________ outstanding shares of the Fund.

     5% Beneficial Ownership Information. As of February 25, 2002 the following persons were known by the Fund to own 5% or more of the outstanding shares of the Fund:

Name and Address of Record Owner        Number of Shares        Percent of Total

Western-Southern Life Assurance              -----------               -------%
Company,
400 Broadway, Cincinnati, OH 45202

     No other person owned of record and, according to information available to the Fund, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the record date.

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of February 25, 2002, no Officers or Trustees of the Fund were known by the Fund to be record owners of 1% or more of the outstanding shares of the Fund.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Fund.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trust. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2001, through December 31, 2001, Touchstone Securities received $_______ in underwriting commissions from the Funds in the Touchstone complex.

     Both the Advisor and the Underwriter are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.

                         Position        Position with             Position with
Name                     with Trust      Touchstone Advisors       Touchstone Securities
------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee,        Director, President       Director, President
                         President       and Chief Executive       and Chief Executive
                                         Officer                   Officer

Terrie A. Wiedenheft     Controller      Chief Financial Officer   Chief Financial Officer

     _____________ serves as the administrator, custodian and fund accounting agent for the Fund. The address of ___________ is _____________________________.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile and personal contact by directors, officers and regular employees of the Advisor. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by the Advisor. Management Information Services Corp. has been engaged to assist in the distribution and tabulation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, may contact shareholders whose votes have not yet been received. The anticipated cost of the proxy solicitation is approximately $--------, of which approximately $------ will be paid to Management Information Services Corp.

CERTAIN VOTING MATTERS

     Only shareholders of record on February 25, 2002 (the "record date") are entitled to be present and to vote at the special meeting or any adjourned meeting. The number of shares of the Fund outstanding as of the record date was $__________. Each share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposals described in this Proxy Statement.

     If a shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the meeting, but the abstention will have the effect of a vote against each proposal.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the meeting for quorum purposes but not entitled to vote and thus will also have the effect of a vote against each proposal.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a shareholder is present at the meeting and elects to vote in person. Attendance at the meeting alone will not serve to revoke the proxy.

PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2001, through December 31, 2001, brokerage transactions were not placed with any person affiliated with the Fund, the Trust, or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Trust shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

 PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY APRIL 22,
          2002 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.


March 15, 2002                   By Order of the Board of Trustees of the Trust.
                                 Cincinnati, Ohio
                                 Tina Hosking, Secretary

                                    EXHIBIT A

        New language is italicized and deleted language is lined through
                   (cover page and table of contents omitted)

                        TOUCHSTONE VARIABLE SERIES TRUST

                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST


     WHEREAS, Touchstone Variable Series Trust was established pursuant to a Declaration of Trust dated as of February 7, 1994, as heretofore amended (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto;

     WHEREAS, the Trustees desire that the beneficial interest in the Trust assets continue to be divided into transferable Shares of Beneficial Interest issued in one or more series, as hereinafter provided;

     WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

     NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.


                                    ARTICLE I

                              NAME AND DEFINITIONS
                              --------------------


     SECTION 1.1. NAME. The name of the Trust is "Touchstone Variable Series Trust".


     SECTION 1.2. DEFINITIONS. Wherever they are used herein, the following terms have the following respective meanings:


     (a) "BY-LAWS" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

     (b) "COMMISSION" has the meaning given that term in the 1940 Act.

     (c) "DECLARATION" means this Amended and Restated Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "DECLARATION," "HEREOF,""HEREIN," and "HEREUNDER" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

     (d) "INTERESTED PERSON" has the meaning given that term in the 1940 Act.

     (e) "MAJORITY SHAREHOLDER VOTE" has the same meaning as the phrase "vote of a majority of the-outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series or class, as the context may require, and except that each Share shall have one vote for each dollar of net asset value as provided in Article V hereof.

     (f) "1940 ACT" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

     (g) "PERSON" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

     (h) "SHAREHOLDER" means a record owner of outstanding Shares.

     (i) "SHARES" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Article V hereof, transferable units into which such series or class of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares.

     (j) "TRUST" means the trust created hereby.

     (k) "TRUST PROPERTY" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series or class of Shares pursuant to Article V hereof.

     (l) "TRUSTEES" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.


                                   ARTICLE II

                                    TRUSTEES
                                    --------


     SECTION 2.1. NUMBER OF TRUSTEES The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however that the number of Trustees shall in no event be less than two.

     SECTION 2.2. TERM OF OFFICE OF TRUSTEES. A Trustee may be elected either, at the discretion of the Trustees, by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to all applicable provisions of the 1940 Act, a Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or, if sooner, until his or her death or the election and qualification of his or her successor; except that :

     (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein;

     (b) any Trustee may be removed at any time, with or without cause, by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

     (c) any Trustee who has attained a mandatory retirement age or who has served to the end of his or her term of office, in each case established pursuant to any written policy adopted from time to time by at least two -thirds of the Trustees, shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

     (D) ANY TRUSTEE WHO HAS BECOME INCAPACITATED BY ILLNESS OR INJURY, AS DETERMINED BY A MAJORITY OF THE OTHER TRUSTEES IN THEIR REASONABLE JUDGMENT, MAY BE RETIRED BY WRITTEN INSTRUMENT SIGNED BY A MAJORITY OF THE OTHER TRUSTEES, SPECIFYING THE DATE OF HIS OR HER RETIREMENT; AND


     (e) a Trustee may be removed at any time, with or without cause, by a vote of two-thirds of the voting power of the outstanding Shares of the Trust.

     Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     SECTION 2.3. RESIGNATION AND APPOINTMENT OF TRUSTEES. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, a majority of the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to all applicable provisions of the 1940 Act.

     SECTION 2.4. VACANCIES. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

     SECTION 2.5. DELEGATION OF POWER TO OTHER TRUSTEES. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.


                                   ARTICLE III

                               POWERS OF TRUSTEES
                               ------------------

     SECTION 3.1. GENERAL. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.


     The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.


     SECTION 3.2. INVESTMENTS. (a) The Trustees shall have the power:

     (i) to conduct, operate and carry on the business of an investment company;

     (ii) to subscribe for, or invest and reinvest cash and other property in, securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments of any kind and to hold cash or other property uninvested;

     (iii) from time to time, to change the investments in which the assets of the Trust are invested;

     (iv) to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all of the Trust's investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments;

     (v) to definitively interpret the investment objective, policies and limitations of the Trust or any series; and

     (vi) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.


     (b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.


     (c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of the Trust or, as applicable, the Trust Property of each series of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

     SECTION 3.3. LEGAL TITLE. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. The Trustees shall have the power to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.

     SECTION 3.4. ISSUANCE AND REPURCHASE OF SECURITIES. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI, VII and VIII and Section 5.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise.

     SECTION 3.5. BORROWING MONEY; LENDING TRUST PROPERTY. The Trustees shall have power to borrow money or otherwise obtain credit and to issue notes or other instruments in connection therewith and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

     SECTION 3.6. DELEGATION. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any investment adviser, distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

     SECTION 3.7. COLLECTION AND PAYMENT. Subject to Section 5.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     SECTION 3.8. EXPENSES. Subject to Section 5.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. Subject to the provisions of Section 4.3 hereof, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate series for their expenses and disbursements and for all losses and liabilities by them incurred in administering the Trust; and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to the appropriate series prior to any rights of interests of the Shareholders thereto.

     SECTION 3.9. MANNER OF ACTING; BY-LAWS. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws at any time to the extent that such By-Laws do not reserve that right to the Shareholders.

     SECTION 3.10. CERTAIN CONTRACTS. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals ("Contracting Party") to provide for the performance and assumption of some or all of any services, duties and responsibilities to, for or of the Trust or any series or class thereof and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities.

     The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust or any series or class thereof and/or the Trustees, and the contracts with respect thereto may contain such terms that are not inconsistent with the 1940 Act as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or, at the discretion of the Trustees, a Contracting Party, from entering into subcontractual arrangements with respect to services to be rendered hereunder.

     Subject to the provisions of the 1940 Act, the fact that:

          (i) any of the  Shareholders,  Trustees  or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any

     Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust, or that

          (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or has other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any series or class thereof and/or the Trustees and, subject to applicable laws, shall not disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

     SECTION 3.11. MISCELLANEOUS POWERS. Without limiting the foregoing, the Trustees shall have the power to:

     (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

     (b) enter into joint ventures, partnerships and any other combinations or associations;

     (C) ELECT AND REMOVE SUCH OFFICERS AND APPOINT AND TERMINATE SUCH AGENTS OR EMPLOYEES AS THEY CONSIDER APPROPRIATE, IN EACH CASE WITH OR WITHOUT CAUSE, AND APPOINT AND TERMINATE ANY ONE OR MORE COMMITTEES WHICH MAY EXERCISE SOME OR ALL OF THE POWER AND AUTHORITY OF THE TRUSTEES AS THE TRUSTEES MAY DETERMINE;

     (d) purchase, and pay for out of Trust Property, such insurance as they may deem necessary, advisable or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring present and former Shareholders, administrators, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against possible tort liability and against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

     (e)   establish   pension,   profit-sharing,   Share   purchase,   deferred
compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

     (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including any investment adviser, administrator, custodian, distributor, transfer agent, shareholder servicing agent and any dealer, to such extent as the Trustees shall determine;


     (g) guarantee indebtedness or contractual obligations of others;


     (h) determine and change the fiscal year of the Trust or any series thereof and the method by which its accounts shall be kept; and


     (i) adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                                   ARTICLE IV


                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                    -----------------------------------------
                               TRUSTEES AND OTHERS
                               -------------------

     SECTION 4.1. NO PERSONAL LIABILITY OF SHAREHOLDERS. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, former Shareholder, Trustee, officer or employee, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

     SECTION 4.2. NON-LIABILITY OF TRUSTEES AND OTHERS. No Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust), or for any error of judgment or mistake of fact or law, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

     SECTION 4.3. MANDATORY INDEMNIFICATION. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereafter amended, against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

     (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

     (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

     (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

     (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

          (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (B) by written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.


     (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its' present of former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable.


     (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

     (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 4.3, provided that either:


     (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or


     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 4.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.


     As used in this Section 4.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

     SECTION 4.4. NO BOND REQUIRED. No Trustee or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

     SECTION 4.5. NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS. No purchaser, lender, shareholder servicing agent, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually.

     SECTION 4.6. BINDING ACTION; RELIANCE ON EXPERTS. The exercise in good faith by the Trustees or the officers of the Trust of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     SECTION 4.7. DERIVATIVE ACTIONS No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

     Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Article V of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST
                          -----------------------------

     SECTION 5.1. BENEFICIAL INTEREST. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest (with or without par value), which may be divided into one or more series and classes as provided herein. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

     SECTION 5.2. RIGHTS OF SHAREHOLDERS. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust.

     SECTION 5.3. TRUST ONLY. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     SECTION 5.4. ISSUANCE OF SHARES. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares (including fractional shares), in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a share dividend or a share split), including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses, and may accept or reject or authorize its distributor or other agents to accept or reject any purchase order. The Trustees may from time to time divide or combine the Shares of the Trust or of any series or class into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series or class.

     SECTION 5.5. REGISTER OF SHARES. A register or registers shall be kept at the principal office of the Trust or at an office of the transfer agent, which shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the By-Laws, until the Shareholder has given his or her address to the transfer agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize, or direct the Trust's officers or agents to authorize, the issuance of Share certificates and promulgate appropriate rules and regulations as to their use, and, if so issued, may be retired by the Trustees at any time.

     SECTION 5.6. TRANSFER OF SHARES. Shares shall be transferable on the records of the Trust in accordance with policies established by or at the direction of the Trustees from time to time. Until so transferred, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder

     SECTION 5.7. NOTICES. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given (i) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

     SECTION 5.8. VOTING POWERS.  The Shareholders shall have power to vote only
(i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any action on a contract as to which shareholder approval is required by the 1940 Act, (iii) with respect to termination of the Trust or any series or class to the extent and as provided in Section 8.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 8.3 hereof, (v) with respect to any merger, reorganization, consolidation or sale of assets to the extent and as provided in Section 8.4 hereof, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

     A Shareholder of each series or class shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class owned by such Shareholder, on each matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights. Shares held in the treasury of the Trust shall not be voted.

     Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

     SHARES OF ALL SERIES SHALL BE VOTED IN THE AGGREGATE ON ANY MATTER SUBMITTED TO A VOTE OF THE SHAREHOLDERS OF THE TRUST EXCEPT AS PROVIDED IN THE DECLARATION OR BY APPLICABLE LAW. THERE SHALL BE NO CUMULATIVE VOTING IN THE ELECTION OF TRUSTEES. UNTIL SHARES ARE ISSUED AND DURING ANY PERIOD WHEN NO SHARES ARE OUTSTANDING, THE TRUSTEES MAY EXERCISE ALL RIGHTS OF SHAREHOLDERS AND MAY TAKE ANY ACTION REQUIRED BY LAW, THE DECLARATION OR THE BY-LAWS TO BE TAKEN BY SHAREHOLDERS. AT ANY MEETING OF SHAREHOLDERS OF THE TRUST OR ANY SERIES OR CLASS OF THE TRUST, A SHAREHOLDER SERVICING AGENT MAY VOTE ANY SHARES AS TO WHICH SUCH SHAREHOLDER SERVICING AGENT IS THE AGENT OF RECORD AND WHICH ARE NOT OTHERWISE REPRESENTED IN PERSON OR BY PROXY AT THE MEETING, PROPORTIONATELY IN ACCORDANCE WITH THE VOTES CAST BY HOLDERS OF ALL SHARES OTHERWISE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY AS TO WHICH SUCH SHAREHOLDER SERVICING AGENT IS THE AGENT OF RECORD. ANY SHARES SO VOTED BY A SHAREHOLDER SERVICING AGENT WILL BE DEEMED REPRESENTED AT THE MEETING FOR QUORUM PURPOSES. THE BY-LAWS MAY INCLUDE FURTHER PROVISIONS FOR SHAREHOLDER VOTES AND MEETINGS AND RELATED MATTERS.

     SECTION 5.9. SERIES OF SHARES. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 5.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

     (a) All Shares of the different series shall be identical (subject to such variations between classes of Shares as may be permitted hereunder) except that there may be such variations between different series as are approved by the Trustees and as are consistent with applicable law.

     (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares of any series, including outstanding Shares, unissued Shares and Shares previously issued and reacquired, into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares, reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

     (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.

     (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

     (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series.

     (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. Subject to differences among classes, all dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number and value of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

     (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of all series and classes then entitled to vote shall be voted in the aggregate, except that
(i) when required by the 1940 Act to be voted by individual series or class, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular series or classes of Shares, only Shareholders of such series or classes of Shares, as applicable, shall be entitled to vote thereon.

     SECTION 5.10. CLASSES OF SHARES. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Trustees and not prohibited by the 1940 Act.

     SECTION 5.11 SERIES AND CLASS DESIGNATIONS. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to the Declaration.

     The instrument designating the series of Shares existing as of the date hereof is attached as Appendix A hereto.

     The instrument designating the classes, if any, of Shares of each series existing as of the date hereof is attached as Appendix B hereto.

                                   ARTICLE VI

                                   REDEMPTIONS
                                   -----------

     SECTION 6.1. REDEMPTIONS. All Shares properly tendered for redemption shall be redeemable based on a redemption price determined in accordance with this
Section 6.1 and Article VII of the Declaration, less any applicable redemption fee or sales charge. Redeemed Shares may be resold by the Trust. The Trustees may from time to time, or may authorize the Trust's officers or agents to, specify procedures and conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed at the net asset value thereof next determined after acceptance of such request, less any applicable redemption fee or sales charge.

     Subject to Section 6.2 hereof, payment for said Shares shall be made to the Shareholder in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.

     SECTION 6.2. SUSPENSION OF RIGHT OF REDEMPTION. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

     SECTION 6.3. REDEMPTION OF SHARES; DISCLOSURE OF HOLDING The Trustees may, in their discretion, require the Trust to redeem Shares held by any Shareholder at any time and for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any series has or may become concentrated in such Shareholder to an extent that would disqualify that series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or
(vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable series or class. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1 hereof.

     The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute), or to comply with the requirements of any other law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                        ---------------------------------
                          NET INCOME AND DISTRIBUTIONS
                          ----------------------------

     The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. The Trustees may determine to maintain the net asset value per Share of any series at a designated constant dollar amount and in connection therewith may reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.

                                  ARTICLE VIII

                        DURATION; TERMINATION OF TRUST;
                        -------------------------------
                            AMENDMENT; MERGERS, ETC.
                            ------------------------

     SECTION 8.1. DURATION. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

     SECTION 8.2. TERMINATION OF TRUST. (a) The Trust may be terminated at any time (i) by a Majority Shareholder Vote of the holders of its Shares, or (ii) by a majority of the Trustees then in office. Any series of the Trust, or any class of any series, may be terminated at any time (i) by a Majority Shareholder Vote of the holders of Shares of that series or class, or (ii) by a majority of the Trustees then in office. Upon the termination of the Trust or any series of the Trust:


     (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;


     (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

     (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

The foregoing provisions shall also apply mutatis mutandis to the termination of any class.

     (b) After termination of the Trust or series or class and distribution to the Shareholders of the Trust or series or class as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series or class, and the rights and interests of all Shareholders of the Trust or series or class shall thereupon cease.

     SECTION 8.3. AMENDMENT PROCEDURE. (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to designate or redesignate series or classes, to change the name or principal office or agent of the Trust, to supply any omission, to cure any ambiguity, or to cure, correct or supplement any provision which is internally inconsistent with any other provision hereof, or if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code of 1986, as amended, and applicable regulations, in order that the Trust may obtain the most favorable treatment thereunder available to regulated investment companies, but the Trustees shall not be liable for failing to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted hereunder; (ii) any amendment to this Section; (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

     (b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the present or former Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 4.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

     (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     (d) Notwithstanding  any other provision hereof,  until such time as Shares

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of a  particular  series  or class  are  first  issued  the  Declaration  may be terminated or amended in any respect as to that series or class, and as to any series or class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     SECTION 8.4. MERGER, CONSOLIDATION AND SALE OF ASSETS. Subject to applicable law and except as otherwise provided in Section 8.5 hereof, the Trust or any series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

     SECTION 8.5. INCORPORATION, REORGANIZATION. The Trustees may, without the vote or consent of Shareholders, sell, convey and transfer all or a portion of the Trust Property (or all or a portion of the Trust Property allocated or belonging to a particular series or class) to a corporation or corporations under the laws of any jurisdiction, or any other trust or series or class of a trust, unit investment trust, partnership, limited liability company, association or other organization so long as that recipient is not then an operating entity. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class thereof), partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 8.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

     SECTION 9.1. FILING. The Declaration and any subsequent amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other place or places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, PROVIDED that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by an officer or Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some other time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

     SECTION 9.2. GOVERNING LAW. The Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

     SECTION 9.3. COUNTERPARTS. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     SECTION 9.4. RELIANCE BY THIRD PARTIES. Any certificate executed by an individual who, according to the records of the Trust, appears to be

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

an officer or Trustee hereunder certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of the Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

     SECTION 9.5. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

     SECTION 9.6. PRINCIPAL OFFICE. The principal office of the Trust is 221 East Fourth Street, Cincinnati, Ohio 45202. The agent for service of process in the Commonwealth of Massachusetts is CT Corporation System, 101 Federal Street, Boston, Massachusetts 02110. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.

                            [Trustee Signature Lines]

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                                                                      APPENDIX A
                                     FORM OF
                                ESTABLISHMENT AND
                       DESIGNATION OF SERIES OF SHARES OF
                               BENEFICIAL INTEREST

     The Trustees of the Trust, acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund") of Shares of Beneficial Interest listed below.

     1.   The Funds are _____________.

     2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund. Each Share of each Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to vote on matters on which Shares of the Fund shall be entitled to vote as provided in Article V of the Trust's Declaration, shall represent a pro rata beneficial interest in the assets allocated or belonging to the Fund, and shall be entitled to receive its pro rata share of the net assets of the Fund upon liquidation of the Fund, all as provided in Section 5.9 of the Declaration. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

     3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the 1940 Act or any successor rule, and the Declaration.

     4. The assets and liabilities of the Trust shall be allocated among each Fund and any series of the Trust designated in the future as set forth in
Section 5.9 of the Declaration.

     5. SUBJECT TO THE PROVISIONS OF SECTION 5.9 AND ARTICLE VIII OF THE DECLARATION, THE TRUSTEES (INCLUDING ANY SUCCESSOR TRUSTEES) SHALL HAVE THE RIGHT AT ANY TIME AND FROM TIME TO TIME TO REALLOCATE ASSETS AND EXPENSES OR TO CHANGE THE DESIGNATION OF EACH FUND, OR OTHERWISE TO CHANGE THE SPECIAL AND RELATIVE RIGHTS OF EACH FUND.

     6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of _________, _____.

                            [Trustee signature lines]

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

                                    EXHIBIT B

                             SUB-ADVISORY AGREEMENT

                      TOUCHSTONE INTERNATIONAL EQUITY FUND
                        TOUCHSTONE VARIABLE SERIES TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2002, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED, a company organized under the laws of the Republic of Ireland (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Variable Series Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Touchstone International Equity Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the said portion, as it may be changed from time to time, being herein called the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

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

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust, the Advisor or BARRA RogersCasey, Inc. shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule

     31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.45% of the first $50 million of the average daily net Fund Assets, 0.40% of the next $50 million of the average daily net Fund Assets, 0.30% on the next $500 million, 0.28% on the next $200 million and 0.27% over $800 million of the average daily net Fund Assets. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document, and Advisor acknowledges receipt of same.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9.   RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2003; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 211 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be:

               Bank of Ireland Asset Management (U.S.) Limited
               Presidents Plaza
               8600 West Bryn Mawr Ave, Suite 530 North
               Chicago, IL 60631
--------------------------------------------------------------------------------

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                        TOUCHSTONE ADVISORS, INC.
Attest:

                                        BY
----------------------------------         --------------------------------
                                               Jill T. McGruder
Name:                                          President
     -----------------------------

Title:
      ----------------------------


                                        BANK OF IRELAND ASSET
                                        MANAGEMENT (U.S.) LIMITED
Attest:

                                        BY
----------------------------------         --------------------------------

Name:                                   Name:
     -----------------------------           ------------------------------

Title:                                  Title:
      ----------------------------            -----------------------------

                                    EXHIBIT C

                             SUB-ADVISORY AGREEMENT

                         TOUCHSTONE SMALL CAP VALUE FUND
                        TOUCHSTONE VARIABLE SERIES TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2002, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and Ark Asset Management Co., Inc., a New York corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Variable Series Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to assets of the Touchstone Small Cap Value Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     WHEREAS, the Advisor has furnished the Sub-Advisor with copies of each of the following and will promptly provide the Sub-Advisor with copies of any amendment or supplement thereto:

     a.   The Advisor's Advisory Agreement with the Trust;

     b. The Trust's registration statement and financial statements as filed with the Securities and Exchange Commission;

     c.   The Trust's Declaration of Trust;

     d. Policies, procedures or instructions adopted or approved by the Board of Trustees of the Trust relating to obligations and services to be provided by the Sub-Advisor.

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to act as the Advisor's agent and attorney-in-fact with respect to the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the said portion, as it may be changed from time to time, being herein called the "Fund Assets"), with full power and authority to direct any custodian of the Fund Assets to purchase, sell or exchange any stocks, bonds or other securities ("Securities") and to issue directly to a broker or dealer such orders for the purchase, sale or exchange of securities as the Sub-Advisor may deem appropriate and without prior consultation with the Advisor, subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund Assets. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust, the Advisor or BARRA RogersCasey, Inc. shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor,

     (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to .75% of the average daily net Fund Assets up to $50 million; and .60% of the average daily net Fund Assets over $50 million. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto at least 48 hours prior to entering into this Agreement and the Sub-Advisor will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9. RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2003; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities

     (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 211 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 125 Broad Street, New York, NY 10004.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                        TOUCHSTONE ADVISORS, INC.
Attest:

                                        BY
----------------------------------         --------------------------------
                                               Jill T. McGruder
Name:                                          President
     -----------------------------

Title:
      ----------------------------


                                        ARK ASSET MANAGEMENT CO., INC.
Attest:

                                        BY
----------------------------------         --------------------------------

Name:                                   Name:
     -----------------------------           ------------------------------

Title:                                  Title:
      ----------------------------            -----------------------------

                        TOUCHSTONE VARIABLE SERIES TRUST
                    PROXY SOLICITED ON BEHALF OF THE TRUSTEES
            FOR THE TOUCHSTONE ____________________ FUND (THE "FUND")

     The undersigned hereby appoints Maryellen Peretzky and Terrie A. Wiedenheft, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Touchstone Variable Series Trust___________ Fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held on April 25, 2002 at 10:00 a.m., Eastern time, at the offices of the Fund, 221 East Fourth Street, Suite 300, Cincinnati, Ohio and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                        NOTE: Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

                                        Date ______________, 2002


                                        Signature(s),  (Title(s), if applicable)
                                        PLEASE SIGN,  DATE, AND RETURN  PROMPTLY
                                        IN THE ENCLOSED ENVELOPE.

I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL  MEETING OF  SHAREHOLDERS  ON APRIL 25,
2002

     Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the shareholder. Please refer to the Proxy Statement for a discussion of the Proposals.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

2. To authorize the Board to adopt an Amended and Restated Declaration of Trust.

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

3. To approve a new sub-advisory agreement between Touchstone Advisors, Inc. and the Bank of Ireland

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

4. To approve a new sub-advisory agreement for the Small Cap Value Fund between Touchstone Advisors, Inc. and Ark Asset Management Co., Inc., and

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

5a. To change the fundamental investment restriction of the Fund with respect to borrowing money:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 b. To change the fundamental investment restriction of the Fund with respect to underwriting securities:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 c. To change the fundamental investment restriction of the Fund with respect to loans:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 d. To change the fundamental investment restriction of the Fund with respect to real estate:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 e. To eliminate the fundamental investment restriction of the Fund regarding oil, gas or mineral leases:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 f. To change the fundamental investment restriction of the Fund with respect to commodities:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 g. To change the fundamental investment restriction of the Fund with respect to concentration of investments:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 h. To change the fundamental investment restriction of the Fund with respect to issuing senior securities:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 i. To eliminate the fundamental investment restriction of the Fund regarding amounts invested in one issuer:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.